DELAWARE GROUP ADVISER FUNDS

Delaware Diversified Income Fund

(the “Fund”)

Supplement to the Fund’s Statement of Additional Information,
dated February 27, 2024

The following replaces the “Management Fee” table immediately following the fifth paragraph of the section of the Fund’s Statement of Additional Information entitled “Investment Manager and Other Service Providers—Investment Manager”:

Fund Name	Management Fee (annual rate as a percentage of average daily net assets)
Delaware Diversified Income Fund	0.55% on first $500 million
0.50% on next $500 million
0.45% on next $1.5 billion
0.425% on next $5.5 billion
0.40% on assets in excess of $8.0 billion

Because everyone's tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in the Fund or acting on a distribution check (if applicable).

Delaware Management Company is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). None of the entities noted in this document is an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and the obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (Macquarie Bank). Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these entities. In addition, if this document relates to an investment (a) each investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group company guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

Please keep this Supplement for future reference.

This Supplement is dated March 28, 2024.